November 8, 2005
FBR Securitization Trust 2005-4
Mortgage-Backed Notes, Series 2005-4
$988,178,000
(Approximate, Subject to +/- 10% Variance)
Series Term Sheet
MHC I, Inc.
A wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.
Seller
ResMAE Mortgage Corporation
Originator
FBR Securitization, Inc.
Depositor
JPMorgan Chase Bank, National Association
Servicer
FRIEDMAN BILLINGS RAMSEY
Lead Underwriter

DISCLAIMER
Attached is a Series Term Sheet that describes the structure, collateral and certain aspects of the FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4. Friedman, Billings, Ramsey & Co., Inc. (“FBR”) has prepared this Series Term Sheet for potential investors. Though the Depositor provided FBR with certain information, the Depositor did not participate in the preparation of this Series Term Sheet. The Series Term Sheet is for informational purposes only and is subject to modification or change. The information and assumptions contained in this Series Term Sheet are preliminary and will be superseded by any subsequent series term sheets and by a prospectus, a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Depositor’s registration statement.
Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive information and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR trading desk at (703) 469-1225.
Any investment decision should be based only upon the information in the final prospectus and prospectus supplement as of their publication dates.
Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors must consider the risks of these securities.
If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.
COMPUTATIONAL MATERIALS
This Series Term Sheet contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by FBR in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities.
Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on the pool of Mortgage Loans expected to be included in the trust along with other certain Mortgage Loans on the Closing Date. Certain Mortgage Loans contained in this pool may be deleted from the final pool of Mortgage Loans delivered to the trust on the Closing Date and other loans may be substituted therefor. The pool described in the Computational Materials may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the pool presented in the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Contact Information
FBR		FBR		FBR
ABS Banking		ABS Trading/Syndicate		ABS Structuring
Mike Ciuffo	(703) 312-1889	Salmaan Siddiqui	(703) 469-1225	Anna Zuckerman	(703) 469-1283
Dane Smith	(703) 312-1896			Tol Ho	(703) 312-1737
Chris DeMulder	(703) 312-1754
Aaron Kemp	(703) 312-1657

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 1	November 8, 2005

FBR Securitization Trust 2005-4
Mortgage-Backed Notes, Series 2005-4

	Principal	WAL	Payment Window	Expected Rating	Interest	Principal
Class(1)	Balance ($)(2)	Call/Mat(3)	(Mths) Call/Mat(3)	(S&P/Moody’s)	Type(4)	Type
Class AV1	362,590,000	Not Marketed Hereby		AAA/Aaa	Floating	Senior
Class AV2-1	178,909,000	0.82 / 0.82	1 — 19 / 1 — 19	AAA/Aaa	Floating	Senior Sequential
Class AV2-2	142,272,000	2.00 / 2.00	19 — 32 / 19 — 32	AAA/Aaa	Floating	Senior Sequential
Class AV2-3	28,639,000	3.00 / 3.00	32 — 49 / 32 — 49	AAA/Aaa	Floating	Senior Sequential
Class AV2-4	82,716,000	4.64 / 6.83	49 — 57 / 49 — 177	AAA/Aaa	Floating	Senior Sequential
Class M-1	35,327,000	4.20 / 5.27	44 — 57 / 44 — 153	AA+/Aa1	Floating	Subordinate
Class M-2	31,844,000	4.11 / 5.16	42 — 57 / 42 — 146	AA+/Aa2	Floating	Subordinate
Class M-3	20,898,000	4.06 / 5.09	41 — 57 / 41 — 139	AA+/Aa3	Floating	Subordinate
Class M-4	15,424,000	4.03 / 5.04	40 — 57 / 40 — 133	AA/A1	Floating	Subordinate
Class M-5	15,922,000	4.01 / 4.99	39 — 57 / 39 — 128	AA/A2	Floating	Subordinate
Class M-6	13,932,000	4.00 / 4.95	39 — 57 / 39 — 121	AA-/A3	Floating	Subordinate
Class M-7	13,932,000	3.98 / 4.88	38 — 57 / 38 — 115	A+/Baa1	Floating	Subordinate
Class M-8	9,453,000	3.97 / 4.82	38 — 57 / 38 — 107	A+/Baa2	Floating	Subordinate
Class M-9	8,956,000	3.97 / 4.75	37 — 57 / 37 — 100	A-/Baa3	Floating	Subordinate
Class M-10	5,970,000	3.95 / 4.63	37 — 57 / 37 — 92	BBB+/NR	Floating	Subordinate
Class M-11	9,453,000	1.97 / 1.97	16 — 31 / 16 — 31	BBB/NR	Floating	Subordinate
Class M-12	11,941,000	0.59 / 0.59	1 — 16 / 1 — 16	BBB-/NR	Floating	Subordinate
Total:	988,178,000

(1)	The Offered Notes are priced to the Optional Termination Date. The margin on the Class A Notes will be multiplied by 2 and the margin on the Class M Notes will be multiplied by 1.5 on any Payment Date after the Optional Termination Date.

(2)	Approximate.

(3)	See “Pricing Prepayment Speed” herein.

(4)	Each class of Offered Notes will be subject to the “Available Funds Rate” as described herein.
A. General Terms

Issuer:	FBR Securitization Trust 2005-4.

Depositor:	FBR Securitization, Inc.

Originator:	ResMAE Mortgage Corporation .

Lead Underwriter:	Friedman, Billings, Ramsey & Co., Inc.

Co-Underwriter:	Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Servicer:	JPMorgan Chase Bank, National Association .

Custodian:	JPMorgan Trust Company, National Association .

Master Servicer and Securities Administrator:	Wells Fargo Bank, National Association.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 2	November 8, 2005

Indenture Trustee:	HSBC Bank USA, National Association.

Owner Trustee:	Wilmington Trust Company.

Credit Risk Manager:	Clayton Fixed Income Services Inc. (formerly The Murrayhill Company).

Hedge Counterparty:	TBD.

Class A Notes:	The Class AV1 and Class AV2 Notes.

Class AV2 Notes:	The Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes.

Class M Notes:	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11 and Class M-12 Notes.

Offered Notes:	The Class A and Class M Notes.

Non-Offered Notes:	The Class N Notes.

Ownership Certificate:	The Issuer will also issue an ownership certificate, which will not be offered and will be held initially by an affiliate of the Depositor.

Payment Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2005.

Cut-off Date:	November 1, 2005.

Final Maturity Date:	The Payment Date in October 2035.

Expected Pricing Date:	On or about November [10], 2005.

Expected Closing Date:	On or about December 8, 2005.

Accrued Interest:	The price to be paid by investors for the Offered Notes will not include accrued interest (settling flat).

Interest Accrual Period:	The “Interest Accrual Period” for each Payment Date with respect to the Offered Notes will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Registration:	The Offered Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 3	November 8, 2005

Mortgage Loans and Mortgage Loan Groups:	The trust will include Mortgage Loans having an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $995,151,744.53, of which approximately $869,181,610.03 and $125,970,134.50 are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively. The Mortgage Loans will be divided into two mortgage loan groups. The Group 1 Mortgage Loans will consist only of those mortgage loans with principal balances that conform to certain agency guidelines and the Group 2 Mortgage Loans will consist of mortgage loans that may or may not conform to certain agency guidelines. The Group 1 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $453,801,336.88, of which approximately $397,847,169.96 and $55,954,166.92 are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively. The Group 2 Mortgage Loans will have an aggregate Scheduled Principal Balance as of the Cut-off Date of approximately $541,350,407.65 of which approximately $471,334,440.07 and $70,015,967.58 are adjustable-rate first lien and fixed-rate first and second lien residential mortgage loans, respectively.

Credit Risk Manager:	The Credit Risk Manager will monitor the performance of the Servicer, and make recommendations to the Servicer and/or Master Servicer regarding certain delinquent and defaulted Mortgage Loans and will report to the Depositor on the performance of such Mortgage Loans, pursuant to a Credit Risk Management Agreement to be entered into by the Credit Risk Manager, the Servicer and the Master Servicer. The Credit Risk Manager will rely upon mortgage loan data that is provided to it by the Servicer and the Master Servicer in performing its advisory and monitoring functions.

Insured Mortgage Loans:	Approximately 15.30% of the Mortgage Loans will be covered by a Mortgage Insurance Policy issued by Mortgage Guaranty Insurance Corp. (“MGIC”). All of the Insured Mortgage Loans will have an original loan-to-value ratio greater than 80%. Approximately 16.17% of the Mortgage Loans will have an original loan-to-value ratio greater than 80% and will not be insured. Additionally, approximately 68.53% of the Mortgage Loans will have an original loan-to-value ratio less than or equal to 80%, none of which will be insured. The Mortgage Insurance Policy will cover approximately 48.62% of the Mortgage Loans with an original loan-to-value ratio in excess of 80%. The terms and conditions of the Mortgage Insurance Policy are further discussed in “Mortgage Insurance Policy” herein.

		% of Cut-off
		Date
	Outstanding Cut-	Outstanding
	off Date Principal	Principal
	Balance	Balance
Aggregate Mortgage Loans:	$995,151,744.53	100.00%
Mortgage Loans with Original LTV > 80%:	$313,151,536.84	31.47%
Insured Mortgage Loans:	$152,244,018.17	15.30%
Mortgage Loans with Original LTV > 80% and not insured:	$160,907,518.67	16.17%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 4	November 8, 2005

Mortgage Insurance Policy:	The “Mortgage Insurance Policy” will insure certain losses on Insured Mortgage Loans in an amount generally equal to, at the option of insurer, either: (a) the sum of (i) the principal balance of the mortgage loan, (ii) the unpaid accumulated interest due on the mortgage loan at the mortgage rate and (iii) the amount of certain advances (such as hazard insurance, taxes, maintenance expenses and foreclosure costs) made by the Servicer, reduced by certain mitigating amounts collected with respect thereto (collectively, the “Loss Amount”) in which case the mortgage insurer would take title to the mortgaged property, or (b) an amount equal to the product of (i) the Loss Amount and (ii) the percentage of coverage (the “Coverage Percentage”) specified in the mortgage insurance policy, in which case the Issuer would retain title to (and the proceeds obtained in a foreclosure and sale of) the mortgaged property.

The minimum Coverage Percentage for each Insured Mortgage Loan will be different depending upon the original loan-to-value ratio of the related mortgage loan (mortgage loans with higher loan-to-value ratios will generally have a higher Coverage Percentage and mortgage loans with lower loan-to-value ratios will generally have a lower Coverage Percentage). Coverage on an Insured Mortgage Loan will generally equal the original Loan-to-Value percentage of such Mortgage Loan minus 60%, divided by the original Loan-to-Value ratio, with the result rounded to the next highest whole number. The mortgage insurance policy will remain in place for the life of the trust.

Claim payments, if any, under a Mortgage Insurance Policy will be made to the Servicer, deposited in the collection account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the “Mortgage Insurance Premium”) will be paid monthly by the Servicer with funds withdrawn from the collection account with respect to the Insured Mortgage Loans.

Cap Agreement:	On the Closing Date, the Issuer will enter into a hedge agreement with the Hedge Counterparty with an initial notional balance of approximately $[991,551,000]. On each such Payment Date, the Hedge Counterparty will be obligated to make a payment to the Issuer equal to the product of (a) the amount, if any, by which one-month LIBOR exceeds the related strike rate for such Payment Date, (b) the related notional balance for such Payment Date and (c) the quotient of (i) the number of days in the related Interest Accrual Period divided by (ii) 360. The expected strike rate and notional balance for each payment are set forth in the Cap Schedule. The Cap Agreement may have a schedule of strike rates and notional balances that varies from the Cap Schedule in this Series Term Sheet. The final scheduled strike rates and notional balances will be included in the prospectus supplement. Proceeds from the Cap Agreement will be available as Interest Proceeds for payment on the Notes.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 5	November 8, 2005

Credit Enhancement:	Consists of the following:

1. Excess Cashflow;
2. Overcollateralization;
3. Mortgage Insurance Policy;
4. Cap Agreement; and
5. Subordination (to the extent applicable for each class of Offered Notes).

Expected Initial Credit		Expected Credit
Enhancement Percentage		Enhancement Percentage
On Closing Date		On or After Stepdown Date
Class	Percent	Class	Percent
A	[20.10]%	A	[40.20]%
M-1	[16.55]%	M-1	[33.10]%
M-2	[13.35]%	M-2	[26.70]%
M-3	[11.25]%	M-3	[22.50]%
M-4	[9.70]%	M-4	[19.40]%
M-5	[8.10]%	M-5	[16.20]%
M-6	[6.70]%	M-6	[13.40]%
M-7	[5.30]%	M-7	[10.60]%
M-8	[4.35]%	M-8	[8.70]%
M-9	[3.45]%	M-9	[6.90]%
M-10	[2.85]%	M-10	[5.70]%
M-11	[1.90]%	M-11	[3.80]%
M-12	[0.70]%	M-12	[1.40]%

Optional Termination Date:	The holder of the ownership certificate may purchase all of the Mortgage Loans and effect the retirement of the Notes on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 20% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Clean up Call:	The Servicer will have the right to purchase all of the Mortgage Loans on any Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period is equal to or less than 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. The proceeds of the sale will be applied to retire the Notes.

Pricing Prepayment Speed:	The Notes will be priced based on the following collateral prepayment assumptions:
	FRM Loans:	23% HEP (2.3% CPR — 23% CPR over 10 months, 23% CPR thereafter)

	ARM Loans:	100% PPC (100% PPC: 2% — 28% CPR over 12 months, constant 28% CPR up to and including the 23rd month, constant 50% CPR up to and including the 27th month and constant 30% CPR thereafter)

Federal Tax Status:	It is anticipated that the Notes will be characterized as debt instruments for federal income tax purposes.

SMMEA Eligibility:	The Offered Notes are not expected to constitute “mortgage related securities” for purposes of SMMEA.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 6	November 8, 2005

ERISA Eligibility:	The Offered Notes are expected to be eligible for purchase by or on behalf of employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, subject to certain conditions as further described in the prospectus supplement.

Servicing Fee:	On each Payment Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

Master Servicing Fee:	On each Payment Date, the Master Servicer will be entitled to 1/12 of 0.003% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period. The fees of the Indenture Trustee, the Owner Trustee, the Securities Administrator and the Custodian will be paid by the Master Servicer from the Master Servicing Fee.

Credit Risk Manager Fee:	On each Payment Date, the Credit Risk Manager will be entitled to 1/12 of 0.0125% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 7	November 8, 2005

B. Payments to Securities

Priority of Payments:	Available Funds from the Mortgage Loans will be paid on each Payment Date as follows:

	1)	Interest Proceeds will be paid in the following order of priority:

		a)	From the Interest Proceeds for the Group 1 Mortgage Loans:

			(i)	To pay the Master Servicing Fee, the Credit Risk Manager Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Custodian relating to or otherwise allocable to the Group 1 Mortgage Loans;

			(ii)	To pay to the Class AV1 Notes, its Current Interest;

			(iii)	To pay concurrently to each class of the Class AV2 Notes, pro rata based upon the entitlement of each such class, an amount equal to the excess, if any, of (a) the amount required to be paid pursuant to clause (b)(ii) below over (b) the actual amount paid pursuant to that clause from the Interest Proceeds for the Group 2 Mortgage Loans;

		b)	From the Interest Proceeds for the Group 2 Mortgage Loans:

			(i)	To pay the Master Servicing Fee, the Credit Risk Manager Fee and any indemnities and expenses due and payable to the Servicer, the Master Servicer, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Custodian relating to or otherwise allocable to the Group 2 Mortgage Loans;

			(ii)	To pay concurrently to each class of the Class AV2 Notes, pro rata based upon the entitlement of each such class, its Current Interest;

			(iii)	To pay to the Class AV1 Notes an amount equal to the excess, if any, of (a) the amount required to be paid pursuant to clause (a)(ii) above over (b) the actual amount paid pursuant to that clause from the Interest Proceeds for the Group 1 Mortgage Loans;

		c)	To pay, from any remaining Interest Proceeds, sequentially to each class of the Class M Notes in numeric order, its Current Interest;

	2)	Principal Payment Amount will be paid as described under “Principal Paydown.”

	3)	Excess Cashflow will be paid in the following order of priority:

(a) To pay to each of the Class A Notes, pro rata based upon the entitlement of each such class, any remaining unpaid Current Interest;

(b) To pay the Overcollateralization Deficiency Amount as principal on the Offered Notes, paid as described under clause (2) above, with amounts allocated between the Class AV1 and AV2 Notes based upon the respective Allocation Percentage of the Group 1 and Group 2 Mortgage Loans;

(c) To pay sequentially to each class of Class M Notes in numeric order, any remaining unpaid Current Interest;

(d) If any Class Impairment Amount exists, sequentially to each class of Class M Notes in numeric order, to pay principal with respect to such class of Notes in reduction of its Class Principal Amount an amount equal to the Class Impairment Amount for such class;

(e) To pay any Basis Risk Shortfall payable to each class of Offered Notes, pro rata based upon the entitlement of such class;

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 8	November 8, 2005

(f) To pay any Deferred Interest sequentially to each class of Class M Notes in numeric order;

(g) To pay the Early Principal Payment Amount as principal on the Class M-12 and M-11 Notes sequentially in that order, until their Adjusted Class Principal Amounts have been reduced to zero; and

(h) To pay any remaining Excess Cashflow to the Non-Offered Notes and Ownership Certificate as described in the Transfer and Servicing Agreement.

Principal Paydown:	1)	On any Payment Date prior to the Stepdown Date or if a Trigger Event is in effect, the Principal Payment Amount will be paid first concurrently as provided in clauses (i) and (ii) below and thereafter as provided in clause (iii) below:

		(i)	To pay the Group 1 Principal Payment Amount to the Class AV1 Notes until its Class Principal Amount has been reduced to zero, and thereafter, as provided in clause (ii) below after application of the Group 2 Principal Payment Amount;

(ii)	To pay the Group 2 Principal Payment Amount sequentially to the Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes, in each case until the Class Principal Amount thereof has been reduced to zero, and thereafter, as provided in clause (i) above after application of the Group 1 Principal Payment Amount;

provided, however, that if the aggregate of the Adjusted Class Principal Amounts of the Class M Notes is reduced to zero, principal payments made to the Class AV2 Notes will be paid pro rata; and

		(iii)	To pay sequentially the balance of the Principal Payment Amount to each class of the Class M Notes in numeric order until the Adjusted Class Principal Amount of each such class has been reduced to zero.

	2)	On any Payment Date on or after the Stepdown Date and if a Trigger Event is not in effect, the Principal Payment Amount will be paid first concurrently as provided in clauses (i) and (ii) below and thereafter sequentially as provided in clause (iii):

		(i)	To pay the lesser of the Group 1 Principal Payment Amount and a portion of the Senior Principal Payment Amount determined in accordance with the Allocation Percentage for the Group 1 Mortgage Loans to the Class AV1 Notes, until its Class Principal Amount has been reduced to zero, and thereafter, as provided in clause (ii) below, after application of the Group 2 Principal Payment Amount or the applicable portion of the Senior Principal Payment Amount, as the case may be;

		(ii)	To pay the lesser of the Group 2 Principal Payment Amount and a portion of the Senior Principal Payment Amount determined in accordance with the Allocation Percentage for the Group 2 Mortgage Loans, sequentially to the Class AV2-1, Class AV2-2, Class AV2-3 and Class AV2-4 Notes, in each case until their respective Class Principal Amounts have been reduced to zero, and thereafter, as provided in clause (i) above, after application of the Group 1 Principal Payment Amount or the applicable portion of the Senior Principal Payment Amount, as the case may be;

provided, however, that if the aggregate of the Adjusted Class Principal Amounts of the Class M Notes is reduced to zero, principal payments made to the Class AV2 Notes will be paid pro rata; and

		(iii)	To pay to each of the Class M Notes in the following order of priority (in each case subject to any overcollateralization floors):

			a.	first, to the Class M-1 Notes such that the Class M-1 Notes will have a Credit

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 9	November 8, 2005

Enhancement Percentage of at least [33.10]%;

b.	second, to the Class M-2 Notes such that the Class M-2 Notes will have a Credit Enhancement Percentage of at least [26.70]%;

c.	third, to the Class M-3 Notes such that the Class M-3 Notes will have a Credit Enhancement Percentage of at least [22.50]%;

d.	fourth, to the Class M-4 Notes such that the Class M-4 Notes will have a Credit Enhancement Percentage of at least [19.40]%;

e.	fifth, to the Class M-5 Notes such that the Class M-5 Notes will have a Credit Enhancement Percentage of at least [16.20]%;

f.	sixth, to the Class M-6 Notes such that the Class M-6 Notes will have a Credit Enhancement Percentage of at least [13.40]%;

g.	seventh, to the Class M-7 Notes such that the Class M-7 Notes will have a Credit Enhancement Percentage of at least [10.60]%;

h.	eighth, to the Class M-8 Notes such that the Class M-8 Notes will have a Credit Enhancement Percentage of at least [8.70]%;

i.	ninth, to the Class M-9 Notes such that the Class M-9 Notes will have a Credit Enhancement Percentage of at least [6.90]%; and

j.	tenth, to the Class M-10 Notes such that the Class M-10 Notes will have a Credit Enhancement Percentage of at least [5.70]%;

k.	eleventh, to the Class M-11 Notes such that the Class M-11 Notes will have a Credit Enhancement Percentage of at least [3.80]%; and

l.	twelfth, to the Class M-12 Notes such that the Class M-12 Notes will have a Credit Enhancement Percentage of at least [1.40]%.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 10	November 8, 2005

C. Definitions

Adjusted Class Principal Amount:	The “Adjusted Class Principal Amount” for any Payment Date and a class of Offered Notes, prior to giving effect to principal payments made with respect to such class of Notes on such Payment Date, is an amount equal to (a) the Class Principal Amount of such Class of Notes minus (b) the Class Impairment Amount, if any, of such Class of Notes.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the per annum mortgage rate less the sum of (i) the Servicing Fee rate (ii) the Master Servicing Fee rate, (iii) the Credit Risk Manager Fee rate and (iv) with respect to each Insured Mortgage Loan, the Mortgage Insurance Premium rate.

Aggregate Early Principal Payment Amount:	The “Aggregate Early Principal Payment Amount” for any Payment Date is the sum of all amounts of principal paid to the Class M-11 and Class M-12 Notes pursuant clause (3)(g) of the Priority of Payments on all prior Payment Dates.

Allocation Percentage:	The “Allocation Percentage” for each Payment Date and group of Mortgage Loans is the percentage equivalent of a fraction, the numerator of which is (i) the Principal Proceeds for that group of Mortgage Loans for the related Due Period, and the denominator of which is (ii) the sum of the Principal Proceeds for both groups of Mortgage Loans for the related Due Period.

Available Funds:	The “Available Funds” for each Payment Date will be the sum of the Interest Proceeds and the Principal Proceeds for such Payment Date.

Available Funds Rate:	The “Available Funds Rate” for each Payment Date is the per annum rate equal to the sum of (a) the product of (i) the weighted average of the Adjusted Net Mortgage Rates on the Mortgage Loans for the related Due Period, weighted on the basis of their Scheduled Principal Balance as of the beginning of the related Due Period, (ii) 30 divided by the actual number of days in the related Interest Accrual Period, and (iii) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the related Due Period divided by the aggregate Adjusted Class Principal Amount of the Offered Notes immediately prior to such Payment Date and (b) the product of (i) 360 divided by the actual number of days in the Interest Accrual Period and (ii) any funds received by the trust pursuant to the Cap Agreement for such Payment Date, divided by the aggregate of the Adjusted Class Principal Amounts of the Offered Notes immediately prior to such payment date.

Basis Risk Shortfall:	The “Basis Risk Shortfall” for each Payment Date and each class of Offered Notes is the sum of (a) the excess, if any, of (i) the amount that would have been the Current Interest (without regard to the Available Funds Rate) for such Payment Date over (ii) the Current Interest accrued on such class of Offered Notes at an interest rate equal to the Available Funds Rate, (b) any amount described in clause (a) above for such class remaining unpaid from prior Payment Dates and (c) interest on the amount in clause (b) above at the Formula Rate.

Class Impairment Amount:	The “Class Impairment Amount” for any Payment Date and the Class M Notes, prior to giving effect to any principal payments made with respect to such Notes on the current Payment Date, is the lesser of (a) the Class Principal Amount of such Class of Notes and (b) the amount, if any, by which the sum of the Class Principal Amount of such Class of Notes and all Classes of Offered Notes that are senior to such Class of Notes exceeds the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the related Due Period.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 11	November 8, 2005

Class Principal Amount:	The “Class Principal Amount” for any Class of Notes is the initial principal amount thereof on the Closing Date, less all amounts previously paid with respect to such Note as principal on all prior Payment Dates.

Cumulative Realized Loss Percentage:	The “Cumulative Realized Loss Percentage” for any Payment Date means a fraction, expressed as a percentage, obtained by dividing (a) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans in the entire mortgage loan pool from the Cut-off Date through the last day of the related Due Period by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Current Interest:	The “Current Interest” for any Payment Date and each class of Offered Notes is the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Note Interest Rate for such class of Offered Notes on its Adjusted Class Principal Amount immediately prior to such Payment Date, and (b) the sum of (i) any amounts in clause (a) above remaining unpaid from prior Payment Dates for such class of Offered Notes, and (ii) interest on the amount in clause (b)(i) above at the applicable Note Interest Rate for such Payment Date.

Credit Enhancement Percentage:	The “Credit Enhancement Percentage” for each class of Offered Notes is a percentage determined by dividing (a) the sum of (i) the sum of the Adjusted Class Principal Amounts of all classes of Offered Notes subordinate to the subject class of Notes and (ii) the Overcollateralization Amount for such Payment Date in each case before taking into account any principal payments on such Payment Date, by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Deferred Interest:	The “Deferred Interest” for the Class M Notes and any Payment Date is equal to the sum of (a) the interest accrued during the related Interest Accrual Period at the applicable Formula Rate on the Class Impairment Amount for that class, (b) any amount described in clause (a) for prior Payment Dates remaining unpaid, and (c) interest accrued on the amount described in clause (b) above during the Interest Accrual Period related to such Payment Date at the applicable Formula Rate.

Delinquency Rate:	The “Delinquency Rate” for any Due Period is the fraction, expressed as a percentage, the numerator of which is the aggregate Scheduled Principal Balance of all Mortgage Loans that are 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of the preceding calendar month, and the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans as of the close of business on the last day of such calendar month.

Due Period:	The “Due Period” for any Payment Date is the period commencing on the second day of the calendar month immediately preceding the month in which such Payment Date occurs (or the date following the Cut-off Date in respect of the first Due Period) and ending on the first day of the calendar month in which such Payment Date occurs.

Early Principal Payment Amount:	The “Early Principal Payment Amount” for any Payment Date is the lesser of (a) the sum of the Adjusted Class Principal Amount of the Class M-11 and Class M-12 Notes immediately prior to such Payment Date reduced by any payments of principal on such Payment Date from the Principal Payment Amount and from Excess Cashflow applied to pay the Overcollateralization Deficiency Amount and (b) 50% of the remaining Excess Cashflow after payment of clauses (3)(a) though (3)(f) of the Priority of Payments.

Excess Cashflow:	The “Excess Cashflow” for any Payment Date will be an amount equal to the Available Funds remaining after their payment in priorities 1) and 2) under “Priority of Payments.”

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 12	November 8, 2005

Formula Rate:	The “Formula Rate” for each class of Offered Notes will be equal to the lesser of (i) One Month LIBOR plus the applicable margin for such class of Offered Notes and (ii) [14.00]%.

Group 1 Principal Payment Amount:	The “Group 1 Principal Payment Amount” for each Payment Date is the portion of the Principal Payment Amount attributable to the Group 1 Mortgage Loans, determined in accordance with the Allocation Percentage for the Group 1 Mortgage Loans.

Group 2 Principal Payment Amount:	The “Group 2 Principal Payment Amount” for each Payment Date is the portion of the Principal Payment Amount attributable to the Group 2 Mortgage Loans, determined in accordance with the Allocation Percentage for the Group 2 Mortgage Loans.

Interest Proceeds:	The “Interest Proceeds” with respect to any Payment Date and each group of Mortgage Loans, generally, are the sum of (a) the sum of all scheduled and unscheduled payments of interest on the Mortgage Loans in such group, all proceeds in respect of interest from the liquidation of Mortgage Loans in such group, all insurance proceeds (including those from the Mortgage Insurance Policy) on the Mortgage Loans in such group in respect of interest and certain proceeds in respect of interest from the repurchase of a Mortgage Loan in such group upon a breach of representations regarding such Mortgage Loan, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable and (b) such group’s pro rata share, based on Scheduled Principal Balance of the Mortgage Loans in such loan group, of any payments received by the Trust pursuant to the Cap Agreement, less the Servicing Fee and Mortgage Insurance Premium with respect to such Payment Date.

Note Interest Rate:	The “Note Interest Rate” on each class of Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

Overcollateralization Amount:	The “Overcollateralization Amount” as of any date of determination is equal to the excess of (i) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (ii) the Adjusted Class Principal Amount of the Offered Notes after taking into account all distributions of principal on such Payment Date. On the Closing Date, the Overcollateralization Amount will be approximately $[6.97] million (approximately [0.70]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date). On each Payment Date, Excess Cashflow, if any, remaining after application for payment of any unpaid interest amount on the Class A Notes will be used to build or maintain the Target Overcollateralization Amount.

Overcollateralization Deficiency Amount:	The “Overcollateralization Deficiency Amount” for any Payment Date is the excess, if any, of (a) the Target Overcollateralization Amount for such Payment Date over (b) the Overcollateralization Amount for such Payment Date, after giving effect to distribution of the Principal Payment Amount on such Payment Date.

Overcollateralization Release Amount:	The “Overcollateralization Release Amount” for each Payment Date is the lesser of (a) the sum of the Principal Proceeds for both loan groups for such Payment Date and (b) the excess of (i) the Overcollateralization Amount for such Payment Date (assuming, for the purposes of this calculation, that 100% of the Principal Proceeds is applied as payment of principal on the Offered Notes on that Payment Date) over (ii) the Target Overcollateralization Amount for such Payment Date.

Prepayment Period:	The “Prepayment Period” with respect to any Payment Date and (i) any Principal Prepayment in full, the period that commences on and includes the 16th day of the month immediately preceding the month in which such Payment Date occurs (or from the Closing Date, in the case of the first Prepayment Period) and ends on and includes the 15th day of the month in which such Payment Date occurs, and (ii) any partial Principal Prepayment, the calendar month preceding the month in which the Payment Date occurs.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 13	November 8, 2005

Principal Payment Amount:	The “Principal Payment Amount” with respect to any Payment Date is an amount equal to the lesser of (a) the Adjusted Class Principal Amount of the Offered Notes and (b) the excess of (i) the Principal Proceeds for both groups of loans over (ii) the Overcollateralization Release Amount for such Payment Date.

Principal Proceeds:	The “Principal Proceeds” for any Payment Date and each group of Mortgage Loans, generally, are the sum of all scheduled and unscheduled payments of principal on the Mortgage Loans in such loan group, all proceeds in respect of principal from the liquidation of Mortgage Loans in such loan group, all insurance proceeds (including those from the Mortgage Insurance Policy) on the Mortgage Loans in such loan group in respect of principal, and all principal proceeds from the repurchase of a Mortgage Loan in such loan group upon a breach of representations regarding such Mortgage Loan in such loan group, each as is received or advanced in a related Due Period or the related Prepayment Period, as applicable.

Realized Losses:	If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the Scheduled Principal Balance of such Mortgage Loan. The amount of such difference is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the Excess Cashflow and second by the reduction of the Overcollateralization Amount before it is applied to impair the Class Principal Amount of the Class M Notes.

Rolling Three Month Delinquency Rate:	The “Rolling Three Month Delinquency Rate” with respect to any Payment Date is the average of the Delinquency Rates for each of the three (or a shorter period, in the case of the first and second Payment Dates) immediately preceding months.

Scheduled Principal Balance:	The “Scheduled Principal Balance” with respect to any Mortgage Loan as of any date of determination is the principal balance of such Mortgage Loan as of the Cut-off Date, reduced by all scheduled payments of principal due after the Cut-off Date and all amounts allocable to unscheduled principal payments on such Mortgage Loan.

Senior Enhancement Percentage:	The “Senior Enhancement Percentage” for a Payment Date is a percentage equal to (a) the sum of the aggregate Adjusted Class Principal Amount of the Class M Notes and the Overcollateralization Amount, in each case before taking into account any payments of principal on the Offered Notes on that Payment Date divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period.

Senior Principal Payment Amount:	The “Senior Principal Payment Amount” is with respect any Payment Date on or after the Stepdown Date and if a trigger event is not in effect, the lesser of (1) the Principal Payment Amount and (2) the excess, if any, of (x) the aggregate Class Principal Amount of the Class A Notes immediately prior to that Payment Date over (y) the lesser of (A) [59.80]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period minus the product of (i) [0.50]% and (ii) the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

Stepdown Date:	The “Stepdown Date” is the earlier to occur of (a) the Payment Date on which the aggregate Adjusted Class Principal Amount of the Class A Notes is reduced to zero, and (b) the later to occur of (i) the Payment Date in December 2008 and (ii) the first Payment Date on which the Senior Enhancement Percentage is greater than or equal to [40.20]%.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 14	November 8, 2005

Target Overcollateralization Amount:	The “Target Overcollateralization Amount” for any Payment Date prior to the Stepdown Date is equal to the sum of (a) approximately [0.70]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date and (b) the Aggregate Early Principal Payment Amount.

For any Payment Date on or after the Stepdown Date, approximately the lesser of (a) the amount described in the preceding paragraph, and (b) the greater of (i) the excess of (x) approximately [5.70]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the last day of the related Due Period over (y) the excess of (I) the Class Principal Amount of the Class M-11 and Class M-12 Notes as of the Closing Date over (II) the aggregate of all payments made in respect of principal on the Class M-11 and M-12 Notes on all prior Payment Dates, and (ii) [0.50]% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date; provided, however, if a Trigger Event has occurred and is continuing on the related Payment Date, the Target Overcollateralization Amount will be the same as the Target Overcollateralization Amount on the preceding Payment Date (after taking into account any payments of principal made with respect to the Class M-11 and Class M-12 Notes pursuant to clause (3)(g) of the Priority of Payments).

Trigger Event:	A “Trigger Event” is in effect on any Payment Date on or after the Stepdown Date, if either (a) the Rolling Three Month Delinquency Rate as of the last day of the related Due Period equals or exceeds [37.30]% of the Senior Enhancement Percentage on such Payment Date or (b) the Cumulative Realized Loss Percentage on such Payment Date exceeds the percentage specified in the table below for such Payment Date:

Payment Date Occurring In	Percentage
December 2007-November 2008	[1.30]% for the first month plus an additional 1/12th of [1.60]% for each month thereafter
December 2008-November 2009	[2.90]% for the first month plus an additional 1/12th of [1.60]% for each month thereafter
December 2009-November 2010	[4.50]% for the first month plus an additional 1/12th of [0.75]% for each month thereafter
December 2010-November 2011	[5.25]% (or [5.85]% if the Class Principal Amount for the Class M-11 and Class M-12 Notes have been reduced to zero) for the first month plus an additional 1/12th of [0.25]% (or [0.70]% if the Class Principal Amount for the Class M-11 and Class M-12 Notes have been reduced to zero) for each month thereafter
December 2011 and thereafter	[5.50]% (or [6.55]% if the Class Principal Amount for the Class M-11 and Class M-12 Notes have been reduced to zero)

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 15	November 8, 2005

D. Available Funds Rate
Available Funds Rate

		AFR using 20%			AFR using 20%
	AFR using Forward	LIBOR		AFR using Forward	LIBOR
Period	Curve (2)(3)(4)	Scenario (1)(2)(3)(4)	Period	Curve (1)(3)(4)	Scenario (1)(2)(3)(4)
1	11.413%	27.239%	30	8.837%	23.833%
2	6.419%	21.874%	31	8.579%	23.572%
3	6.429%	21.705%	32	8.893%	23.889%
4	7.278%	22.247%	33	8.637%	23.629%
5	6.750%	21.467%	34	9.537%	24.536%
6	7.033%	21.612%	35	9.895%	24.888%
7	6.868%	21.368%	36	9.614%	24.617%
8	7.134%	21.588%	37	9.969%	24.971%
9	6.997%	21.345%	38	9.421%	24.499%
10	6.971%	21.349%	39	9.421%	24.547%
11	7.182%	21.563%	40	11.216%	26.521%
12	7.062%	21.348%	41	10.131%	25.440%
13	7.135%	21.563%	42	10.466%	25.801%
14	6.953%	21.347%	43	10.126%	25.478%
15	6.981%	21.347%	44	10.461%	25.841%
16	7.691%	22.040%	45	10.123%	25.519%
17	7.035%	21.345%	46	10.226%	26.383%
18	7.277%	21.561%	47	10.567%	26.773%
19	7.091%	21.344%	48	10.224%	26.346%
20	7.335%	21.560%	49	10.562%	26.732%
21	7.148%	21.343%	50	10.218%	26.376%
22	8.280%	22.855%	51	10.217%	26.393%
23	7.806%	21.996%	52	11.360%	28.525%
24	7.581%	22.166%	53	10.260%	27.262%
25	7.862%	22.829%	54	10.599%	27.673%
26	7.627%	22.598%	55	10.255%	27.289%
27	7.646%	22.622%	56	10.594%	27.700%
28	9.088%	24.087%	57	10.249%	27.318%
29	8.527%	23.518%

(1)	Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.

(2)	Includes Cap Payments received by the trust.

(3)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(4)	The Note Interest Rate on the Offered Notes will be equal to the lesser of (i) the related Formula Rate and (ii) the Available Funds Rate.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 16	November 8, 2005

E. Cap Agreement
Cap Agreement

	Notional Balance	Cap Strike		Notional Balance	Cap Strike
Period	($)	(%)	Period	($)	(%)
1	991,551,000.00	4.2278	31	420,327,731.20	5.8284
2	965,868,953.50	4.2278	32	407,847,618.20	5.8349
3	940,668,355.80	4.2278	33	395,702,587.60	5.8428
4	915,932,312.90	4.2278	34	383,883,654.10	5.8490
5	891,645,167.70	4.2278	35	372,381,801.40	5.8547
6	867,792,629.90	4.2278	36	361,224,579.30	5.8432
7	844,361,767.30	4.2278	37	350,366,087.70	5.8478
8	821,340,990.20	4.2278	38	350,366,087.70	5.8531
9	798,720,030.60	4.2278	39	341,531,661.20	5.8581
10	776,489,914.30	4.2278	40	332,353,050.70	5.8617
11	754,647,748.80	4.2278	41	323,420,257.30	5.8672
12	733,387,365.00	4.2278	42	314,738,089.90	5.8726
13	712,694,111.70	4.2278	43	306,288,156.90	5.8766
14	692,552,840.00	4.2278	44	298,064,253.10	5.8801
15	672,948,806.30	4.2278	45	290,060,339.30	5.8849
16	653,867,661.30	4.2278	46	282,270,537.80	5.8887
17	635,295,439.60	4.2278	47	274,689,152.60	5.8921
18	617,218,549.20	4.2278	48	267,311,421.50	5.9642
19	599,623,762.00	4.2278	49	260,131,051.20	5.9696
20	582,498,203.50	4.2278	50	253,142,768.90	5.9764
21	565,829,343.40	4.2278	51	246,341,443.10	5.9815
22	549,604,986.80	4.2278	52	239,722,079.00	5.9852
23	533,813,264.70	5.7967	53	233,279,825.20	5.9913
24	518,219,095.00	5.7756	54	227,010,298.10	5.9964
25	503,045,178.70	5.7838	55	220,908,516.60	6.0013
26	488,280,207.20	5.7918	56	214,969,999.70	6.0055
27	473,913,176.10	5.8003	57	209,190,385.70	6.0104
28	459,933,376.90	5.8067	58	203,565,429.80	6.0149
29	446,330,389.00	5.8143	59	198,090,700.10	6.0197
30	433,152,159.10	5.8210	60	192,760,254.50	5.9643

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 17	November 8, 2005

F. Excess Spread Schedule
Excess Spread(1)(2)

	FWD 1	FWD 6	STATIC			FWD 1	FWD 6	STATIC
	Month	Month	LIBOR	FORWARD		Month	Month	LIBOR	FORWARD
Period	LIBOR %	LIBOR %	(%)	LIBOR (%)	Period	LIBOR %	LIBOR %	(%)	LIBOR (%)
1	4.0900%	4.5300%	3.8926%	3.8926%	30	4.9948%	5.0781%	3.9770%	3.0870%
2	4.3796%	4.6559%	1.8181%	1.6749%	31	5.0016%	5.0848%	3.8416%	2.9146%
3	4.3866%	4.7438%	1.8210%	1.6751%	32	5.0091%	5.0927%	3.9928%	3.0916%
4	4.5672%	4.8486%	2.2686%	2.1281%	33	5.0158%	5.0980%	3.8502%	2.9226%
5	4.7159%	4.9064%	1.8272%	1.6602%	34	5.0239%	5.1043%	4.6446%	3.7637%
6	4.7925%	4.9433%	1.9773%	1.8070%	35	5.0302%	5.1112%	4.7927%	3.9483%
7	4.8370%	4.9777%	1.8313%	1.6486%	36	5.0359%	5.1152%	4.6480%	3.7823%
8	4.8920%	4.9771%	1.9807%	1.7975%	37	5.0555%	5.1206%	4.7931%	3.9482%
9	4.9646%	4.9729%	1.8347%	1.6385%	38	5.0616%	5.1272%	4.5470%	3.6445%
10	4.9278%	4.9618%	1.8365%	1.6426%	39	5.0682%	5.1326%	4.5804%	3.6715%
11	4.9182%	4.9564%	1.9863%	1.7988%	40	5.0747%	5.1380%	5.3254%	4.8999%
12	5.0062%	4.9528%	1.8407%	1.6401%	41	5.0796%	5.1440%	4.8932%	4.3695%
13	4.8485%	4.9479%	1.9905%	1.8067%	42	5.0865%	5.1502%	5.0421%	4.5425%
14	4.8698%	4.9668%	1.8450%	1.6530%	43	5.0933%	5.1549%	4.8975%	4.3594%
15	4.8900%	4.9867%	1.8471%	1.6530%	44	5.0985%	5.1637%	5.0450%	4.5330%
16	4.9081%	5.0063%	2.2924%	2.1153%	45	5.1031%	5.1706%	4.9011%	4.3527%
17	4.9257%	5.0249%	1.8524%	1.6546%	46	5.1093%	5.1787%	4.9212%	4.4495%
18	4.9451%	5.0452%	2.0023%	1.8088%	47	5.1143%	5.1870%	5.0696%	4.6251%
19	4.9634%	5.0619%	1.8572%	1.6553%	48	5.1187%	5.1928%	4.9223%	4.4407%
20	4.9834%	5.0617%	2.0088%	1.8112%	49	5.1313%	5.2007%	5.0653%	4.6035%
21	5.0010%	5.0601%	1.8659%	1.6598%	50	5.1358%	5.2056%	4.9175%	4.4179%
22	5.0179%	5.0564%	2.9448%	2.7565%	51	5.1418%	5.2099%	4.9160%	4.4104%
23	5.0362%	5.0515%	3.0993%	2.1747%	52	5.1459%	5.2139%	5.3626%	4.9865%
24	5.0492%	5.0436%	2.9601%	1.9914%	53	5.1488%	5.2183%	4.9244%	4.4456%
25	4.9550%	5.0365%	3.1150%	2.2670%	54	5.1541%	5.2232%	5.0684%	4.6171%
26	4.9635%	5.0447%	2.9758%	2.0903%	55	5.1583%	5.2267%	4.9207%	4.4311%
27	4.9717%	5.0539%	2.9832%	2.0886%	56	5.1624%	5.2304%	5.0646%	4.6040%
28	4.9804%	5.0612%	4.1045%	3.2586%	57	5.1657%	5.2328%	4.9168%	4.4187%
29	4.9869%	5.0693%	3.8220%	2.9109%

(1)	Assumes the Pricing Prepayment Speed to the Optional Termination Date.

(2)	Calculated as (a) interest collections on the Mortgage Loans (net of the Servicing Fee, Master Servicing Fee, Mortgage Insurance Premium and Credit Risk Manager Fee) plus Cap Payments received by the Trust, less the aggregate amount of interest due on the Offered and Non-Offered Notes divided by (b) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the Due Period, multiplied by 12.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 18	November 8, 2005

G. Breakeven Losses

			30% Severity
			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody's	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)
M-1	Aa1	AA+	40.56	19.26%	39.15	18.91%
M-2	Aa2	AA+	31.32	16.69%	29.87	16.23%
M-3	Aa3	AA+	26.23	14.99%	24.81	14.48%
M-4	A1	AA	22.87	13.74%	21.48	13.18%
M-5	A2	AA	19.72	12.44%	18.36	11.84%
M-6	A3	AA–	17.14	11.27%	15.80	10.63%
M-7	Baa1	A+	14.61	10.03%	13.30	9.35%
M-8	Baa2	A+	13.01	9.19%	11.72	8.48%
M-9	Baa3	A–	11.58	8.39%	10.30	7.65%
M-10	NR	BBB+	10.67	7.87%	9.41	7.11%
M-11	NR	BBB	9.35	7.07%	8.11	6.28%
M-12	NR	BBB–	9.13	6.93%	7.84	6.11%

			40% Severity
			Static LIBOR		Forward LIBOR
				Cumulative		Cumulative
Class	Moody's	S&P	Break CDR(1)	Losses(2)	Break CDR(1)	Losses(2)
M-1	Aa1	AA+	26.87	20.29%	25.76	19.77%
M-2	Aa2	AA+	21.52	17.59%	20.44	16.99%
M-3	Aa3	AA+	18.42	15.81%	17.36	15.17%
M-4	A1	AA	16.29	14.49%	15.24	13.80%
M-5	A2	AA	14.24	13.12%	13.21	12.40%
M-6	A3	AA–	12.51	11.89%	11.50	11.13%
M-7	Baa1	A+	10.77	10.57%	9.78	9.78%
M-8	Baa2	A+	9.65	9.67%	8.67	8.86%
M-9	Baa3	A–	8.64	8.83%	7.67	7.99%
M-10	NR	BBB+	7.99	8.27%	7.03	7.42%
M-11	NR	BBB	7.05	7.44%	6.10	6.56%
M-12	NR	BBB–	6.90	7.30%	5.91	6.38%

(1)	The “Break CDR” is the percentage of CDR that creates first dollar of principal loss on the related bond.

(2)	As a percentage of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.
Assumptions:
12 Month Lag
Triggers Set to Fail
Run to maturity
Defaults are in addition to prepays
Prepays according to Pricing Speed
Principal and interest advanced on all defaulted loans

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 19	November 8, 2005

H. Computational Items

	Bond Summary – To Call					Bond Summary – To Maturity
% of PPC	50	75	100	125	150	50	75	100	125	150

Class AV1
WAL (yrs)	4.24	2.85	2.07	1.54	1.27	4.98	3.39	2.47	1.81	1.27
Modified Duration (yrs)	3.66	2.58	1.92	1.46	1.22	4.07	2.93	2.22	1.67	1.22
Principal Window (mths)	1 – 118	1 – 78	1 – 57	1 – 43	1 – 34	1 – 309	1 – 232	1 – 177	1 – 139	1 – 34

Class AV2-1
WAL (yrs)	1.39	1.03	0.82	0.69	0.59	1.39	1.03	0.82	0.69	0.59
Modified Duration (yrs)	1.33	1.00	0.80	0.67	0.58	1.33	1.00	0.80	0.67	0.58
Principal Window (mths)	1 – 31	1 – 22	1 – 19	1 – 15	1 – 13	1 – 31	1 – 22	1 – 19	1 – 15	1 – 13

Class AV2-2
WAL (yrs)	4.14	2.73	2.00	1.66	1.44	4.14	2.73	2.00	1.66	1.44
Modified Duration (yrs)	3.74	2.55	1.90	1.59	1.39	3.74	2.55	1.90	1.59	1.39
Principal Window (mths)	31 – 80	22 – 53	19 – 32	15 – 25	13 – 22	31 – 80	22 – 53	19 – 32	15 – 25	13 – 22

Class AV2-3
WAL (yrs)	7.48	4.92	3.00	2.18	1.85	7.48	4.92	3.00	2.18	1.85
Modified Duration (yrs)	6.32	4.39	2.79	2.06	1.76	6.32	4.39	2.79	2.06	1.76
Principal Window (mths)	80 – 101	53 – 67	32 – 49	25 – 28	22 – 23	80 – 101	53 – 67	32 – 49	25 – 28	22 – 23

Class AV2-4
WAL (yrs)	9.65	6.36	4.64	3.01	2.27	13.50	9.28	6.83	4.47	2.27
Modified Duration (yrs)	7.75	5.49	4.15	2.79	2.14	9.81	7.36	5.72	3.90	2.14
Principal Window (mths)	101 – 118	67 – 78	49 – 57	28 – 43	23 – 34	101 – 313	67 – 235	49 – 177	28 – 143	23 – 34

Class M-1
WAL (yrs)	7.93	5.23	4.20	3.55	2.80	9.84	6.65	5.27	5.19	6.31
Modified Duration (yrs)	6.52	4.58	3.78	3.25	2.61	7.55	5.50	4.55	4.55	5.36
Principal Window (mths)	53 – 118	37 – 78	44 – 57	43 – 43	34 – 34	53 – 277	37 – 198	44 – 153	53 – 118	34 – 114

Class M-2
WAL (yrs)	7.93	5.23	4.11	3.55	2.80	9.82	6.62	5.16	4.74	4.98
Modified Duration (yrs)	6.51	4.57	3.71	3.24	2.60	7.52	5.48	4.46	4.19	4.39
Principal Window (mths)	53 – 118	37 – 78	42 – 57	43 – 43	34 – 34	53 – 268	37 – 189	42 – 146	47 – 113	52 – 90

Class M-3
WAL (yrs)	7.93	5.23	4.06	3.55	2.80	9.79	6.60	5.09	4.52	4.37
Modified Duration (yrs)	6.50	4.56	3.66	3.24	2.60	7.49	5.45	4.40	4.00	3.90
Principal Window (mths)	53 – 118	37 – 78	41 – 57	43 – 43	34 – 34	53 – 258	37 – 180	41 – 139	45 – 107	47 – 85

Class M-4
WAL (yrs)	7.93	5.23	4.03	3.55	2.80	9.76	6.60	5.04	4.39	4.10
Modified Duration (yrs)	6.47	4.55	3.62	3.23	2.60	7.44	5.43	4.35	3.89	3.68
Principal Window (mths)	53 – 118	37 – 78	40 – 57	43 – 43	34 – 34	53 – 249	37 – 177	40 – 133	43 – 102	44 – 81

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 20	November 8, 2005

	Bond Summary – To Call					Bond Summary – To Maturity
% of PPC	50	75	100	125	150	50	75	100	125	150

Class M-5
WAL (yrs)	7.93	5.23	4.01	3.52	2.80	9.72	6.57	4.99	4.30	3.92
Modified Duration (yrs)	6.45	4.54	3.60	3.21	2.59	7.40	5.40	4.31	3.81	3.53
Principal Window (mths)	53 – 118	37 – 78	39 – 57	42 – 43	34 – 34	53 – 241	37 – 173	39 – 128	42 – 98	42 – 78

Class M-6
WAL (yrs)	7.93	5.23	4.00	3.46	2.80	9.66	6.52	4.95	4.21	3.78
Modified Duration (yrs)	6.44	4.54	3.59	3.15	2.59	7.36	5.37	4.27	3.74	3.41
Principal Window (mths)	53 – 118	37 – 78	39 – 57	41 – 43	34 – 34	53 – 231	37 – 165	39 – 121	41 – 93	40 – 74

Class M-7
WAL (yrs)	7.93	5.23	3.98	3.41	2.80	9.59	6.46	4.88	4.13	3.66
Modified Duration (yrs)	6.23	4.43	3.51	3.06	2.56	7.05	5.18	4.13	3.60	3.25
Principal Window (mths)	53 – 118	37 – 78	38 – 57	40 – 43	34 – 34	53 – 220	37 – 156	38 – 115	40 – 88	39 – 70

Class M-8
WAL (yrs)	7.93	5.23	3.97	3.36	2.80	9.48	6.39	4.82	4.04	3.55
Modified Duration (yrs)	6.17	4.40	3.48	3.01	2.55	6.92	5.10	4.06	3.51	3.15
Principal Window (mths)	53 – 118	37 – 78	38 – 57	39 – 43	34 – 34	53 – 206	37 – 146	38 – 107	39 – 82	38 – 65

Class M-9
WAL (yrs)	7.93	5.23	3.97	3.35	2.80	9.35	6.29	4.75	3.97	3.46
Modified Duration (yrs)	6.11	4.37	3.46	2.99	2.54	6.80	5.01	3.99	3.45	3.06
Principal Window (mths)	53 – 118	37 – 78	37 – 57	38 – 43	34 – 34	53 – 193	37 – 136	37 – 100	38 – 77	37 – 61

Class M-10
WAL (yrs)	7.93	5.23	3.95	3.32	2.80	9.24	6.17	4.63	3.87	3.38
Modified Duration (yrs)	6.11	4.37	3.44	2.96	2.54	6.76	4.95	3.92	3.37	3.00
Principal Window (mths)	53 – 118	37 – 78	37 – 57	38 – 43	34 – 34	53 – 179	37 – 126	37 – 92	38 – 71	37 – 56

Class M-11
WAL (yrs)	1.76	1.85	1.97	2.15	2.34	1.76	1.85	1.97	2.15	2.36
Modified Duration (yrs)	1.64	1.72	1.83	1.98	2.14	1.64	1.72	1.83	1.98	2.16
Principal Window (mths)	15 – 27	16 – 29	16 – 31	17 – 35	18 – 34	15 – 27	16 – 29	16 – 31	17 – 35	18 – 35

Class M-12
WAL (yrs)	0.57	0.58	0.59	0.60	0.62	0.57	0.58	0.59	0.60	0.62
Modified Duration (yrs)	0.54	0.56	0.57	0.58	0.60	0.54	0.56	0.57	0.58	0.60
Principal Window (mths)	1 – 15	1 – 16	1 – 16	1 – 17	1 – 18	1 – 15	1 – 16	1 – 16	1 – 17	1 – 18

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 22	November 8, 2005

I. The Mortgage Loans — [To be set forth for each loan group and in the aggregate.]
Information with respect to the Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date, Mortgage Loans may be removed from the mortgage pool and other loans may be substituted therefore. FBR believes that the information set forth herein with respect to the mortgage pool is representative of the final mortgage pool as of the Cut-off Date, although some characteristics of the Mortgage Loans in the mortgage pool may vary.
Aggregate Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$995,151,744.53	$12,381.21	$1,000,000.00
Average Scheduled Principal Balance	$192,485.83
Number of Mortgage Loans	5,170

Weighted Average Gross Coupon	7.167%	5.125%	11.600%
Weighted Average FICO Score	642	500	814
Weighted Average Original LTV	81.74%	10.65%	100.00%

Weighted Average Original Term	347 months	180 months	360 months
Weighted Average Stated Remaining Term	344 months	173 months	358 months
Weighted Average Seasoning	3 months	2 months	9 months

ARM Characteristics
Weighted Average Gross Margin	5.981%	2.000%	7.470%
Weighted Average Minimum Interest Rate	6.946%	5.125%	11.600%
Weighted Average Maximum Interest Rate	13.500%	11.125%	17.600%
Weighted Average Initial Rate Cap	1.277%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	21 months	16 months	34 months

Maturity Date		April 1, 2020	September 1, 2035
Maximum Zip Code Concentration	92882 (0.56%)
Note Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 23	November 8, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	59	$17,260,755.69	1.73%	5.431%	684	77.42%
5.501 - 6.000	338	91,733,429.31	9.22	5.861	666	78.28
6.001 - 6.500	752	199,222,410.04	20.02	6.332	661	78.95
6.501 - 7.000	1,128	272,265,819.85	27.36	6.813	649	80.38
7.001 - 7.500	693	149,666,740.51	15.04	7.295	631	80.80
7.501 - 8.000	562	112,955,343.98	11.35	7.779	607	82.85
8.001 - 8.500	240	42,551,636.51	4.28	8.297	589	83.72
8.501 - 9.000	203	31,047,148.77	3.12	8.793	593	85.37
9.001 - 9.500	166	15,765,004.18	1.58	9.309	636	91.17
9.501 - 10.000	561	35,219,844.93	3.54	9.844	666	96.63
10.001 - 10.500	172	11,176,711.79	1.12	10.382	655	98.82
10.501 - 11.000	222	12,610,370.88	1.27	10.878	644	99.30
11.001 - 11.500	71	3,492,772.82	0.35	11.188	618	96.23
11.501 - 12.000	3	183,755.27	0.02	11.600	610	93.48

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	448	$14,914,144.75	1.50%	10.156%	669	98.21%
50,000.01 - 100,000.00	1,180	88,968,603.11	8.94	8.772	648	89.41
100,000.01 - 150,000.00	801	99,083,027.31	9.96	7.489	636	81.86
150,000.01 - 200,000.00	619	108,502,007.56	10.90	7.159	633	79.54
200,000.01 - 250,000.00	559	125,701,916.37	12.63	6.938	637	80.37
250,000.01 - 300,000.00	504	137,753,211.06	13.84	6.833	639	79.66
300,000.01 - 350,000.00	384	124,488,367.13	12.51	6.864	641	81.09
350,000.01 - 400,000.00	272	102,045,046.84	10.25	6.813	647	81.37
400,000.01 - 450,000.00	189	80,447,830.44	8.08	6.739	657	80.67
450,000.01 - 500,000.00	108	51,123,886.11	5.14	6.883	639	81.59
500,000.01 - 550,000.00	46	24,154,751.86	2.43	6.787	658	82.56
550,000.01 - 600,000.00	30	17,241,134.52	1.73	6.927	645	81.24
600,000.01 - 650,000.00	14	8,816,627.82	0.89	6.919	634	78.75
650,000.01 - 700,000.00	5	3,381,405.23	0.34	6.698	653	80.00
700,000.01 - 750,000.00	7	5,025,662.20	0.51	6.666	677	83.95
750,000.01 - 800,000.00	2	1,585,453.77	0.16	6.869	615	74.44
900,000.01 - 950,000.00	1	918,668.45	0.09	6.620	643	85.00
950,000.01 - 1,000,000.00	1	1,000,000.00	0.10	7.120	622	71.43

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	4,496	$842,907,726.36	84.70%	7.146%	646	80.61%
Covered	674	152,244,018.17	15.30	7.282	621	88.02

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 24	November 8, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	1,622	$464,582,576.01	46.68%	6.766%	656	80.94%
ARM 2/28	1,952	379,783,150.36	38.16	7.183	619	80.38
Balloon 30/15	1,111	66,663,529.42	6.70	10.079	677	99.83
Fixed 30 yr	311	48,506,402.34	4.87	7.135	636	77.12
ARM 3/27 - 36 mo. IO	58	16,244,530.62	1.63	6.535	658	78.32
ARM 3/27	45	8,571,353.04	0.86	6.991	636	81.10
Fixed 30 yr - 60 mo. IO	26	7,157,970.93	0.72	6.733	682	80.27
Fixed 15 yr	45	3,642,231.81	0.37	7.900	659	75.81

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,677	$869,181,610.03	87.34%	6.946%	640	80.65%
Balloon	1,111	66,663,529.42	6.70	10.079	677	99.83
Fixed	382	59,306,605.08	5.96	7.134	643	77.42

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	1,156	$70,305,761.23	7.06%	9.966%	676	98.59%
349 - 360	4,014	924,845,983.30	92.94	6.954	640	80.46

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	902	$174,028,139.16	17.49%	7.112%	645	82.53%
3	2,539	491,970,766.06	49.44	7.162	643	81.83
4	1,635	310,607,668.58	31.21	7.208	642	81.27
5	55	9,777,028.26	0.98	7.405	623	81.14
6	20	3,988,463.98	0.40	7.311	584	78.61
7	12	3,465,675.04	0.35	6.107	653	76.25
8	6	1,242,028.67	0.12	7.208	520	83.65
9	1	71,974.78	0.01	9.400	564	80.00

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	4,041	$927,709,147.19	93.22%	6.955%	640	80.43%
2	1,129	67,442,597.34	6.78	10.080	677	99.83

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 25	November 8, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	$56,893.93	0.01%	8.420%	509	10.65%
15.01 - 20.00	1	75,001.00	0.01	6.590	644	17.86
20.01 - 25.00	4	256,331.65	0.03	7.756	587	21.14
25.01 - 30.00	4	578,554.23	0.06	6.356	651	28.30
30.01 - 35.00	10	1,476,672.74	0.15	6.669	627	32.84
35.01 - 40.00	11	1,420,497.39	0.14	6.754	575	38.15
40.01 - 45.00	19	2,896,333.27	0.29	6.800	610	42.43
45.01 - 50.00	25	5,665,332.29	0.57	6.761	608	48.49
50.01 - 55.00	26	5,147,478.37	0.52	7.004	580	52.56
55.01 - 60.00	46	9,778,931.91	0.98	7.021	603	58.10
60.01 - 65.00	59	14,452,637.35	1.45	6.938	593	63.14
65.01 - 70.00	140	33,822,622.68	3.40	7.052	600	68.38
70.01 - 75.00	175	41,964,668.52	4.22	7.190	600	73.84
75.01 - 80.00	2,515	564,408,252.36	56.72	6.746	654	79.89
80.01 - 85.00	323	82,706,911.67	8.31	7.300	611	84.43
85.01 - 90.00	485	120,428,048.89	12.10	7.245	632	89.69
90.01 - 95.00	222	42,189,868.07	4.24	8.070	636	94.85
95.01 - 100.00	1,104	67,826,708.21	6.82	10.009	677	99.97

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	124	$23,852,331.16	2.40%	8.313%	510	74.14%
520 - 539	131	26,435,671.06	2.66	7.982	529	77.34
540 - 559	141	30,215,230.97	3.04	7.773	551	77.91
560 - 579	229	52,051,465.86	5.23	7.464	570	79.52
580 - 599	410	84,797,932.53	8.52	7.121	590	79.74
600 - 619	509	107,083,411.75	10.76	7.080	610	82.30
620 - 639	849	151,649,915.86	15.24	7.228	629	82.22
640 - 659	815	146,499,472.84	14.72	7.216	649	82.52
660 - 679	622	118,079,135.74	11.87	6.990	669	82.24
680 - 699	474	87,888,456.24	8.83	6.966	689	83.40
700 - 719	373	73,052,046.28	7.34	6.876	708	83.29
720 - 739	225	46,105,871.18	4.63	6.853	729	83.20
740 - 759	148	28,495,779.91	2.86	6.968	748	82.97
760 - 779	91	14,656,929.27	1.47	6.829	768	83.53
780 - 799	21	3,271,877.20	0.33	6.896	790	83.88
800 - 819	8	1,016,216.68	0.10	7.179	805	81.66

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	3,395	$581,677,154.26	58.45%	7.191%	661	83.50%
Cashout Refinance	1,677	397,470,515.45	39.94	7.127	616	79.14
Rate/Term Refinance	98	16,004,074.82	1.61	7.310	624	82.28

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 26	November 8, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,871	$754,312,737.69	75.80%	7.166%	641	81.56%
PUD	633	110,471,999.52	11.10	7.215	639	82.38
Condo	513	91,164,489.50	9.16	7.124	655	82.59
Duplex	121	27,240,859.11	2.74	7.135	657	81.27
3-4 Unit	32	11,961,658.71	1.20	7.191	652	82.12

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	3,307	$592,029,556.99	59.49%	7.476%	654	82.70%
Full	1,838	397,315,126.47	39.93	6.709	625	80.35
Limited	25	5,807,061.07	0.58	6.967	630	79.67

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,942	$948,439,486.32	95.31%	7.159%	642	81.68%
Non-Owner Occupied	193	37,550,507.90	3.77	7.380	660	82.51
Second Home	35	9,161,750.31	0.92	7.089	651	84.74

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	4,919	$938,825,309.54	94.34%	7.136%	646	82.20%
B	183	41,965,920.90	4.22	7.481	581	75.59
C	68	14,360,514.09	1.44	8.299	560	69.89

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4 Series Term Sheet Page 27	November 8, 2005

Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	178	$24,390,392.19	2.45%	7.188%	651	83.61%
California	2,404	604,696,320.02	60.76	7.041	646	81.06
Colorado	123	19,121,651.51	1.92	7.056	625	81.88
Connecticut	15	2,388,891.76	0.24	7.539	606	82.54
Florida	359	59,009,419.31	5.93	7.438	635	81.92
Hawaii	29	10,594,891.63	1.06	6.931	637	80.45
Illinois	629	98,386,050.39	9.89	7.480	645	83.73
Indiana	14	1,809,380.15	0.18	7.139	667	94.22
Kansas	13	2,225,764.22	0.22	7.815	629	82.27
Louisiana	3	398,709.88	0.04	7.349	565	88.09
Michigan	40	4,292,196.75	0.43	7.673	632	82.98
Minnesota	113	21,551,913.92	2.17	6.696	636	81.18
Missouri	104	13,533,104.84	1.36	7.543	633	84.54
Nevada	118	22,627,444.87	2.27	7.242	642	82.85
New Mexico	2	274,267.13	0.03	6.854	636	82.86
Oklahoma	52	4,839,498.69	0.49	7.590	611	81.38
Oregon	30	5,784,580.24	0.58	7.160	640	84.34
South Carolina	2	129,728.58	0.01	8.312	640	83.98
Tennessee	6	550,848.57	0.06	7.343	614	85.82
Texas	785	78,197,907.07	7.86	7.528	625	82.20
Utah	85	9,432,254.96	0.95	7.323	634	82.51
Washington	39	6,939,115.52	0.70	6.978	644	83.96
Wisconsin	27	3,977,412.33	0.40	7.675	631	84.99

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty	Mortgage	Principal	Principal	Gross	Credit	Original
Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	1,077	$174,584,176.38	17.54%	7.570%	642	83.19%
12	196	50,349,257.34	5.06	7.255	649	81.87
24	3,500	703,833,872.43	70.73	7.082	641	81.72
36	397	66,384,438.38	6.67	6.941	648	78.05

Total	5,170	$995,151,744.53	100.00%	7.167%	642	81.74%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.501 - 2.000	1	$112,224.48	0.01%	8.500%	608	90.00%
3.001 - 3.500	2	467,445.01	0.05	7.503	578	83.21
3.501 - 4.000	130	20,929,730.20	2.41	7.037	648	80.71
4.001 - 4.500	56	9,564,299.00	1.10	7.084	656	81.72
4.501 - 5.000	21	7,476,053.41	0.86	6.847	638	81.92
5.001 - 5.500	4	921,704.65	0.11	6.751	614	80.00
5.501 - 6.000	3,039	725,054,434.25	83.42	6.871	647	81.20
6.001 - 6.500	219	56,185,808.70	6.46	7.280	588	78.43
6.501 - 7.000	149	36,263,619.76	4.17	7.481	582	75.95
7.001 - 7.500	56	12,206,290.57	1.40	8.072	564	70.08

Total	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN   BILLINGS   RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 28	November 8, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	24	$5,695,852.24	0.66%	5.415%	682	79.35%
11.501 - 12.000	144	35,606,532.92	4.10	5.836	656	77.78
12.001 - 12.500	311	71,074,521.60	8.18	6.181	656	79.02
12.501 - 13.000	653	145,733,958.16	16.77	6.459	648	79.35
13.001 - 13.500	757	187,176,765.57	21.53	6.682	650	79.62
13.501 - 14.000	947	237,337,622.35	27.31	7.094	641	81.30
14.001 - 14.500	423	100,777,554.70	11.59	7.567	621	82.06
14.501 - 15.000	270	57,807,357.58	6.65	8.159	604	84.00
15.001 - 15.500	92	17,397,502.13	2.00	8.619	596	85.21
15.501 - 16.000	42	8,985,718.77	1.03	9.304	579	84.49
16.001 - 16.500	8	990,346.69	0.11	9.464	599	88.39
16.501 - 17.000	1	185,213.81	0.02	10.700	578	70.00
17.001 - 17.500	4	352,720.58	0.04	11.374	523	68.87
17.501 - 18.000	1	59,942.93	0.01	11.600	523	80.00

Total	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	59	$17,260,755.69	1.99%	5.431%	684	77.42%
5.501 - 6.000	331	90,418,697.50	10.40	5.861	666	78.33
6.001 - 6.500	670	180,053,112.89	20.72	6.335	661	79.38
6.501 - 7.000	1,053	259,240,966.54	29.83	6.814	650	80.51
7.001 - 7.500	628	139,697,229.51	16.07	7.294	631	81.10
7.501 - 8.000	503	105,455,903.64	12.13	7.779	606	83.11
8.001 - 8.500	206	38,833,316.62	4.47	8.294	585	83.65
8.501 - 9.000	142	25,498,231.75	2.93	8.783	578	84.07
9.001 - 9.500	50	7,095,682.00	0.82	9.213	564	83.29
9.501 - 10.000	26	4,767,519.88	0.55	9.764	537	78.78
10.001 - 10.500	3	262,316.69	0.03	10.199	537	77.15
10.501 - 11.000	1	185,213.81	0.02	10.700	578	70.00
11.001 - 11.500	4	352,720.58	0.04	11.374	523	68.87
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,996	$388,094,774.86	44.65%	7.180%	619	80.39%
1.500	1,681	481,086,835.17	55.35	6.758	656	80.85

Total	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

Total	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 29	November 8, 2005
Aggregate Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	6	$1,242,028.67	0.14%	7.208%	520	83.65%
17	7	2,559,009.94	0.29	5.954	655	76.65
18	16	3,653,110.07	0.42	7.181	583	78.03
19	34	8,225,960.56	0.95	7.267	615	80.70
20	1,105	261,424,742.43	30.08	6.987	639	80.10
21	1,785	419,941,752.59	48.31	6.956	640	80.92
22	621	147,319,122.11	16.95	6.878	642	81.19
29	2	682,613.13	0.08	5.421	633	66.97
31	2	358,217.25	0.04	6.101	663	59.12
32	35	7,695,431.88	0.89	6.854	634	81.11
33	41	10,431,915.47	1.20	6.600	650	77.93
34	23	5,647,705.93	0.65	6.834	673	82.06

Total	3,677	$869,181,610.03	100.00%	6.946%	640	80.65%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 30	November 8, 2005
Group I Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$453,801,336.88	$12,381.21	$529,000.00
Average Scheduled Principal Balance	$163,709.00
Number of Mortgage Loans	2,772

Weighted Average Gross Coupon	7.199%	5.320%	11.600%
Weighted Average FICO Score	627	500	814
Weighted Average Original LTV	80.23%	10.65%	100.00%

Weighted Average Original Term	354 months	180 months	360 months
Weighted Average Stated Remaining Term	351 months	174 months	358 months
Weighted Average Seasoning	3 months	2 months	9 months

ARM Characteristics
Weighted Average Gross Margin	5.967%	2.000%	7.470%
Weighted Average Minimum Interest Rate	7.102%	5.320%	11.600%
Weighted Average Maximum Interest Rate	13.533%	11.380%	17.600%
Weighted Average Initial Rate Cap	1.216%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	21 months	16 months	34 months

Maturity Date		May 1, 2020	September 1, 2035
Maximum Zip Code Concentration	90011 (0.72%)
Note Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 31	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	25	$5,455,789.69	1.20%	5.423%	651	73.11%
5.501 - 6.000	195	43,344,752.33	9.55	5.845	655	76.47
6.001 - 6.500	371	74,289,019.57	16.37	6.323	647	77.62
6.501 - 7.000	599	113,715,389.29	25.06	6.820	639	79.54
7.001 - 7.500	431	76,674,698.74	16.90	7.300	627	79.96
7.501 - 8.000	400	68,736,870.58	15.15	7.792	599	82.39
8.001 - 8.500	178	27,708,547.77	6.11	8.286	588	82.27
8.501 - 9.000	131	18,934,940.66	4.17	8.775	573	81.94
9.001 - 9.500	71	7,861,859.28	1.73	9.254	579	84.41
9.501 - 10.000	201	9,591,585.02	2.11	9.826	632	91.45
10.001 - 10.500	49	2,211,156.27	0.49	10.310	638	94.32
10.501 - 11.000	80	3,433,097.34	0.76	10.867	645	98.13
11.001 - 11.500	40	1,783,687.41	0.39	11.206	600	92.71
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	284	$9,252,318.33	2.04%	10.125%	669	97.69%
50,000.01 - 100,000.00	550	41,995,211.57	9.25	7.867	625	81.32
100,000.01 - 150,000.00	547	68,517,021.22	15.10	7.233	628	79.56
150,000.01 - 200,000.00	480	83,853,721.60	18.48	7.223	627	79.00
200,000.01 - 250,000.00	349	78,176,496.32	17.23	7.030	623	79.90
250,000.01 - 300,000.00	284	77,834,148.36	17.15	6.913	620	78.60
300,000.01 - 350,000.00	222	71,892,072.49	15.84	6.955	626	80.90
350,000.01 - 400,000.00	34	12,367,650.97	2.73	6.864	635	81.96
400,000.01 - 450,000.00	14	5,971,053.73	1.32	7.068	659	83.47
450,000.01 - 500,000.00	5	2,363,642.29	0.52	6.569	654	79.63
500,000.01 - 550,000.00	3	1,578,000.00	0.35	7.212	637	83.14

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	1,341	$221,116,994.89	48.73%	7.290%	608	79.41%
ARM 2/28 - 24 mo. IO	725	163,104,277.63	35.94	6.893	643	81.03
Fixed 30 yr	247	36,455,954.87	8.03	7.201	632	76.35
Balloon 30/15	340	13,083,452.20	2.88	10.242	672	99.79
ARM 3/27 - 36 mo. IO	37	8,425,796.32	1.86	6.306	660	77.21
ARM 3/27	32	5,200,101.12	1.15	6.910	625	79.38
Fixed 30 yr - 60 mo. IO	17	3,818,668.91	0.84	6.706	680	78.96
Fixed 15 yr	33	2,596,090.94	0.57	7.549	652	68.44

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 32	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	2,236	$341,185,321.55	75.18%	7.168%	628	77.66%
Covered	536	112,616,015.33	24.82	7.296	623	88.00

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	2,135	$397,847,169.96	87.67%	7.102%	624	80.03%
Fixed	297	42,870,714.72	9.45	7.178	638	76.10
Balloon	340	13,083,452.20	2.88	10.242	672	99.79

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	373	$15,679,543.14	3.46%	9.796%	669	94.60%
349 - 360	2,399	438,121,793.74	96.54	7.106	625	79.71

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	468	$75,318,419.20	16.60%	7.192%	628	80.98%
3	1,384	227,642,915.76	50.16	7.183	630	80.43
4	858	140,227,890.86	30.90	7.236	623	79.61
5	35	4,928,881.74	1.09	7.381	615	78.83
6	16	3,475,134.91	0.77	7.259	571	77.65
7	5	1,413,004.01	0.31	5.553	646	77.44
8	5	723,115.62	0.16	7.464	529	82.69
9	1	71,974.78	0.02	9.400	564	80.00

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	2,425	$440,570,422.05	97.08%	7.108%	625	79.64%
2	347	13,230,914.83	2.92	10.239	672	99.79

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 33	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	$56,893.93	0.01%	8.420%	509	10.65%
15.01 - 20.00	1	75,001.00	0.02	6.590	644	17.86
20.01 - 25.00	3	206,544.42	0.05	7.819	576	20.97
25.01 - 30.00	4	578,554.23	0.13	6.356	651	28.30
30.01 - 35.00	10	1,476,672.74	0.33	6.669	627	32.84
35.01 - 40.00	11	1,420,497.39	0.31	6.754	575	38.15
40.01 - 45.00	18	2,756,876.04	0.61	6.831	607	42.50
45.01 - 50.00	23	4,648,347.27	1.02	6.687	614	48.22
50.01 - 55.00	24	4,105,478.37	0.90	7.061	569	52.67
55.01 - 60.00	40	6,680,287.94	1.47	7.292	595	57.73
60.01 - 65.00	52	11,139,485.21	2.45	6.936	593	63.34
65.01 - 70.00	117	25,657,703.87	5.65	7.097	599	68.35
70.01 - 75.00	145	29,487,455.08	6.50	7.286	596	73.88
75.01 - 80.00	1,267	211,106,369.12	46.52	6.879	638	79.81
80.01 - 85.00	240	48,768,516.81	10.75	7.448	605	84.47
85.01 - 90.00	333	68,647,037.22	15.13	7.263	631	89.65
90.01 - 95.00	139	23,131,498.40	5.10	8.035	635	94.80
95.01 - 100.00	344	13,858,117.84	3.05	10.072	675	99.86

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	113	$19,318,634.38	4.26%	8.353%	510	73.82%
520 - 539	104	18,611,608.91	4.10	8.070	530	76.06
540 - 559	114	20,858,385.55	4.60	7.707	551	75.78
560 - 579	178	35,418,892.63	7.80	7.511	570	78.35
580 - 599	285	49,082,672.59	10.82	7.101	590	78.89
600 - 619	342	59,693,131.72	13.15	7.112	610	81.13
620 - 639	450	69,227,098.39	15.25	7.133	629	81.61
640 - 659	361	54,195,694.92	11.94	7.088	649	81.36
660 - 679	267	44,412,424.58	9.79	6.943	669	81.07
680 - 699	214	32,429,983.71	7.15	6.915	688	82.91
700 - 719	144	21,245,451.77	4.68	6.773	708	82.34
720 - 739	87	13,984,797.71	3.08	6.935	728	81.41
740 - 759	54	8,199,671.29	1.81	6.788	748	81.17
760 - 779	42	5,337,619.85	1.18	6.681	768	83.05
780 - 799	12	1,216,922.07	0.27	7.314	786	83.79
800 - 819	5	568,346.81	0.13	7.021	807	82.37

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout Refinance	1,401	$284,503,456.38	62.69%	7.149%	613	78.29%
Purchase	1,280	155,930,028.36	34.36	7.266	652	83.52
Rate/Term Refinance	91	13,367,852.14	2.95	7.482	617	82.89

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 34	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,097	$345,097,832.56	76.05%	7.207%	624	79.92%
PUD	307	44,534,198.42	9.81	7.224	626	81.62
Condo	270	40,883,098.99	9.01	7.031	641	81.00
Duplex	73	14,624,264.92	3.22	7.388	643	80.59
3-4 Unit	25	8,661,941.99	1.91	7.228	650	80.97

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,519	$240,710,333.50	53.04%	7.538%	636	81.00%
Full	1,235	209,363,172.45	46.14	6.818	616	79.42
Limited	18	3,727,830.93	0.82	6.758	629	75.36

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,570	$419,144,429.12	92.36%	7.186%	624	80.03%
Non-Owner Occupied	173	28,293,437.70	6.23	7.374	660	81.77
Second Home	29	6,363,470.06	1.40	7.285	647	86.09

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	2,559	$412,278,865.68	90.85%	7.140%	632	80.94%
B	152	30,176,482.63	6.65	7.583	576	74.62
C	61	11,345,988.57	2.50	8.322	560	69.03

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 35	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	130	$16,282,596.36	3.59%	7.255%	643	83.17%
California	881	206,563,319.92	45.52	6.973	623	77.41
Colorado	87	13,155,859.51	2.90	7.081	620	81.59
Connecticut	14	2,221,148.49	0.49	7.552	603	82.73
Florida	209	32,020,055.30	7.06	7.453	620	80.35
Hawaii	24	7,958,489.68	1.75	6.843	648	80.57
Illinois	469	68,333,292.24	15.06	7.520	637	83.68
Indiana	12	1,190,790.94	0.26	7.137	642	92.24
Kansas	9	961,789.72	0.21	7.643	642	83.34
Louisiana	2	241,759.57	0.05	7.011	563	83.60
Michigan	32	3,135,979.46	0.69	7.694	614	83.77
Minnesota	94	17,087,736.91	3.77	6.743	632	81.90
Missouri	76	9,119,907.33	2.01	7.505	625	83.89
Nevada	54	9,185,958.29	2.02	7.248	633	83.21
New Mexico	2	274,267.13	0.06	6.854	636	82.86
Oklahoma	39	3,689,918.78	0.81	7.493	610	81.55
Oregon	21	3,520,138.50	0.78	7.446	633	85.90
South Carolina	1	25,808.58	0.01	11.100	640	100.00
Tennessee	3	305,625.62	0.07	7.020	635	86.74
Texas	504	45,068,150.94	9.93	7.626	622	82.01
Utah	57	5,936,383.01	1.31	7.282	625	81.64
Washington	28	4,347,656.97	0.96	7.000	647	84.47
Wisconsin	24	3,174,703.63	0.70	7.647	619	84.34

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Prepayment Penalty	Mortgage	Principal	Principal	Gross	Credit	Original
Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	722	$98,231,711.09	21.65%	7.616%	632	83.06%
12	67	14,465,096.21	3.19	7.249	629	79.29
24	1,688	295,621,566.66	65.14	7.102	622	79.92
36	295	45,482,962.92	10.02	6.914	644	76.40

Total	2,772	$453,801,336.88	100.00%	7.199%	627	80.23%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.501 - 2.000	1	$112,224.48	0.03%	8.500%	608	90.00%
3.001 - 3.500	2	467,445.01	0.12	7.503	578	83.21
3.501 - 4.000	109	17,119,403.92	4.30	7.083	646	80.82
4.001 - 4.500	40	5,982,290.57	1.50	7.189	650	82.41
4.501 - 5.000	7	1,695,319.11	0.43	6.918	638	81.44
5.001 - 5.500	3	716,360.00	0.18	6.803	621	80.00
5.501 - 6.000	1,644	303,775,511.24	76.35	7.002	632	80.86
6.001 - 6.500	161	34,392,670.79	8.64	7.375	585	78.24
6.501 - 7.000	119	23,988,453.71	6.03	7.595	575	75.09
7.001 - 7.500	49	9,597,491.13	2.41	8.037	564	68.90

Total	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 36	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	13	$2,752,876.32	0.69%	5.426%	645	77.80%
11.501 - 12.000	93	19,515,171.39	4.91	5.818	649	75.74
12.001 - 12.500	184	33,505,492.01	8.42	6.260	639	77.34
12.501 - 13.000	394	70,622,148.80	17.75	6.508	638	78.14
13.001 - 13.500	381	70,657,540.42	17.76	6.871	632	78.86
13.501 - 14.000	506	99,667,395.01	25.05	7.245	622	81.32
14.001 - 14.500	256	47,626,769.93	11.97	7.680	610	82.40
14.501 - 15.000	193	35,047,322.79	8.81	8.223	594	82.92
15.001 - 15.500	72	12,091,844.49	3.04	8.679	593	83.55
15.501 - 16.000	29	4,772,384.79	1.20	9.439	563	81.53
16.001 - 16.500	8	990,346.69	0.25	9.464	599	88.39
16.501 - 17.000	1	185,213.81	0.05	10.700	578	70.00
17.001 - 17.500	4	352,720.58	0.09	11.374	523	68.87
17.501 - 18.000	1	59,942.93	0.02	11.600	523	80.00

Total	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	25	$5,455,789.69	1.37%	5.423%	651	73.11%
5.501 - 6.000	189	42,433,802.60	10.67	5.845	655	76.51
6.001 - 6.500	311	62,331,616.02	15.67	6.330	645	78.56
6.501 - 7.000	540	103,924,160.40	26.12	6.822	638	79.77
7.001 - 7.500	377	68,236,609.09	17.15	7.298	624	80.50
7.501 - 8.000	356	63,412,765.38	15.94	7.793	598	82.79
8.001 - 8.500	155	25,424,942.60	6.39	8.283	585	82.63
8.501 - 9.000	108	16,701,588.91	4.20	8.773	569	81.78
9.001 - 9.500	44	6,003,466.24	1.51	9.238	559	82.91
9.501 - 10.000	21	3,062,235.02	0.77	9.830	530	77.16
10.001 - 10.500	3	262,316.69	0.07	10.199	537	77.15
10.501 - 11.000	1	185,213.81	0.05	10.700	578	70.00
11.001 - 11.500	4	352,720.58	0.09	11.374	523	68.87
11.501 - 12.000	1	59,942.93	0.02	11.600	523	80.00

Total	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,372	$226,057,367.47	56.82%	7.283%	609	79.41%
1.500	763	171,789,802.49	43.18	6.862	644	80.84

Total	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

Total	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4 Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 37	November 8, 2005
Group 1 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	5	$723,115.62	0.18%	7.464%	529	82.69%
17	4	1,180,004.01	0.30	5.564	649	79.39
18	14	3,272,276.09	0.82	7.251	571	77.80
19	21	3,913,609.23	0.98	7.268	606	78.90
20	629	118,010,781.27	29.66	7.160	620	79.55
21	1,037	191,767,518.12	48.20	7.105	626	80.32
22	356	65,353,968.18	16.43	7.111	625	80.60
29	1	233,000.00	0.06	5.500	634	67.54
31	1	167,254.22	0.04	6.650	598	35.29
32	23	3,861,600.66	0.97	6.627	627	78.71
33	32	6,989,767.01	1.76	6.405	657	77.68
34	12	2,374,275.55	0.60	6.872	651	82.04

Total	2,135	$397,847,169.96	100.00%	7.102%	624	80.03%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Callable Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 38	November 8, 2005
Group II Mortgage Loan Statistics
As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$541,350,407.65	$12,981.43	$ 1,000,000.00
Average Scheduled Principal Balance	$225,750.80
Number of Mortgage Loans	2,398

Weighted Average Gross Coupon	7.140%	5.125%	11.600%
Weighted Average FICO Score	656	503	805
Weighted Average Original LTV	83.01%	21.83%	100.00%

Weighted Average Original Term	342 months	180 months	360 months
Weighted Average Stated Remaining Term	339 months	173 months	358 months
Weighted Average Seasoning	3 months	2 months	8 months

ARM Characteristics
Weighted Average Gross Margin	5.993%	4.000%	7.250%
Weighted Average Minimum Interest Rate	6.815%	5.125%	9.970%
Weighted Average Maximum Interest Rate	13.471%	11.125%	16.000%
Weighted Average Initial Rate Cap	1.328%	1.000%	1.500%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	21 months	16 months	34 months

Maturity Date		April 1, 2020	September 1, 2035
Maximum Zip Code Concentration	92882 (0.87%)

Note Original LTV is calculated using LTV with respect to first lien mortgages and CLTV with respect to second lien mortgages.

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 39	November 8, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	34	$11,804,966.00	2.18%	5.435%	699	79.41%
5.501 - 6.000	143	48,388,676.98	8.94	5.876	676	79.90
6.001 - 6.500	381	124,933,390.47	23.08	6.338	670	79.74
6.501 - 7.000	529	158,550,430.56	29.29	6.808	657	80.98
7.001 - 7.500	262	72,992,041.77	13.48	7.290	637	81.68
7.501 - 8.000	162	44,218,473.40	8.17	7.759	620	83.56
8.001 - 8.500	62	14,843,088.74	2.74	8.316	592	86.44
8.501 - 9.000	72	12,112,208.11	2.24	8.820	625	90.74
9.001 - 9.500	95	7,903,144.90	1.46	9.364	691	97.89
9.501 - 10.000	360	25,628,259.91	4.73	9.851	678	98.57
10.001 - 10.500	123	8,965,555.52	1.66	10.399	660	99.93
10.501 - 11.000	142	9,177,273.54	1.70	10.882	643	99.73
11.001 - 11.500	31	1,709,085.41	0.32	11.169	638	99.91
11.501 - 12.000	2	123,812.34	0.02	11.600	653	100.00

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 -	164	$5,661,826.42	1.05%	10.207%	669	99.05%
50,000.01 - 100,000.00	630	46,973,391.54	8.68	9.581	669	96.64
100,000.01 - 150,000.00	254	30,566,006.09	5.65	8.062	655	87.04
150,000.01 - 200,000.00	139	24,648,285.96	4.55	6.940	653	81.39
200,000.01 - 250,000.00	210	47,525,420.05	8.78	6.787	660	81.14
250,000.01 - 300,000.00	220	59,919,062.70	11.07	6.728	664	81.04
300,000.01 - 350,000.00	162	52,596,294.64	9.72	6.739	662	81.34
350,000.01 - 400,000.00	238	89,677,395.87	16.57	6.806	648	81.29
400,000.01 - 450,000.00	175	74,476,776.71	13.76	6.712	657	80.45
450,000.01 - 500,000.00	103	48,760,243.82	9.01	6.898	638	81.68
500,000.01 - 550,000.00	43	22,576,751.86	4.17	6.758	659	82.52
550,000.01 - 600,000.00	30	17,241,134.52	3.18	6.927	645	81.24
600,000.01 - 650,000.00	14	8,816,627.82	1.63	6.919	634	78.75
650,000.01 - 700,000.00	5	3,381,405.23	0.62	6.698	653	80.00
700,000.01 - 750,000.00	7	5,025,662.20	0.93	6.666	677	83.95
750,000.01 - 800,000.00	2	1,585,453.77	0.29	6.869	615	74.44
900,000.01 - 950,000.00	1	918,668.45	0.17	6.620	643	85.00
950,000.01 - 1,000,000.00	1	1,000,000.00	0.18	7.120	622	71.43

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	897	$301,478,298.38	55.69%	6.698%	663	80.90%
ARM 2/28	611	158,666,155.47	29.31	7.033	633	81.73
Balloon 30/15	771	53,580,077.22	9.90	10.039	678	99.85
Fixed 30 yr	64	12,050,447.47	2.23	6.936	646	79.47
ARM 3/27 - 36 mo. IO	21	7,818,734.30	1.44	6.781	656	79.53
ARM 3/27	13	3,371,251.92	0.62	7.116	653	83.75
Fixed 30 yr - 60 mo. IO	9	3,339,302.02	0.62	6.764	684	81.76
Fixed 15 yr	12	1,046,140.87	0.19	8.772	676	94.09

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 40	November 8, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Insurance	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	2,260	$501,722,404.81	92.68%	7.132%	659	82.61%
Covered	138	39,628,002.84	7.32	7.245	614	88.07

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Amortization Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	1,542	$471,334,440.07	87.07%	6.815%	653	81.17%
Balloon	771	53,580,077.22	9.90	10.039	678	99.85
Fixed	85	16,435,890.36	3.04	7.018	656	80.86

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	783	$54,626,218.09	10.09%	10.015%	678	99.73%
349 - 360	1,615	486,724,189.56	89.91	6.818	653	81.14

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	434	$98,709,719.96	18.23%	7.052%	658	83.72%
3	1,155	264,327,850.30	48.83	7.144	654	83.04
4	777	170,379,777.72	31.47	7.184	657	82.63
5	20	4,848,146.52	0.90	7.428	631	83.49
6	4	513,329.07	0.09	7.666	671	85.16
7	7	2,052,671.03	0.38	6.489	657	75.44
8	1	518,913.05	0.10	6.850	508	84.99

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	1,616	$487,138,725.14	89.99%	6.817%	653	81.14%
2	782	54,211,682.51	10.01	10.041	678	99.84

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 41	November 8, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

20.01 - 25.00	1	$49,787.23	0.01%	7.495%	633	21.83%
40.01 - 45.00	1	139,457.23	0.03	6.180	664	41.18
45.01 - 50.00	2	1,016,985.02	0.19	7.099	584	49.71
50.01 - 55.00	2	1,042,000.00	0.19	6.780	623	52.10
55.01 - 60.00	6	3,098,643.97	0.57	6.435	621	58.88
60.01 - 65.00	7	3,313,152.14	0.61	6.947	596	62.48
65.01 - 70.00	23	8,164,918.81	1.51	6.910	604	68.45
70.01 - 75.00	30	12,477,213.44	2.30	6.962	607	73.74
75.01 - 80.00	1,248	353,301,883.24	65.26	6.666	664	79.94
80.01 - 85.00	83	33,938,394.86	6.27	7.088	620	84.38
85.01 - 90.00	152	51,781,011.67	9.57	7.221	633	89.73
90.01 - 95.00	83	19,058,369.67	3.52	8.112	638	94.90
95.01 - 100.00	760	53,968,590.37	9.97	9.992	678	99.99

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	11	$4,533,696.78	0.84%	8.144%	511	75.51
520 - 539	27	7,824,062.15	1.45	7.774	528	80.39
540 - 559	27	9,356,845.42	1.73	7.919	551	82.67
560 - 579	51	16,632,573.23	3.07	7.364	572	82.02
580 - 599	125	35,715,259.94	6.60	7.148	589	80.91
600 - 619	167	47,390,280.03	8.75	7.041	610	83.77
620 - 639	399	82,422,817.47	15.23	7.308	630	82.73
640 - 659	454	92,303,777.92	17.05	7.292	649	83.19
660 - 679	355	73,666,711.16	13.61	7.018	669	82.94
680 - 699	260	55,458,472.53	10.24	6.996	689	83.69
700 - 719	229	51,806,594.51	9.57	6.918	708	83.68
720 - 739	138	32,121,073.47	5.93	6.817	729	83.98
740 - 759	94	20,296,108.62	3.75	7.041	747	83.69
760 - 779	49	9,319,309.42	1.72	6.914	767	83.81
780 - 799	9	2,054,955.13	0.38	6.648	792	83.93
800 - 819	3	447,869.87	0.08	7.379	803	80.75

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,115	$425,747,125.90	78.65%	7.163%	664	83.49%
Cashout Refinance	276	112,967,059.07	20.87	7.069	622	81.29
Rate/Term Refinance	7	2,636,222.68	0.49	6.441	664	79.17

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	1,774	$409,214,905.13	75.59%	7.131%	655	82.94%
PUD	326	65,937,801.10	12.18	7.208	648	82.89
Condo	243	50,281,390.51	9.29	7.200	666	83.88
Duplex	48	12,616,594.19	2.33	6.841	674	82.07
3-4 Unit	7	3,299,716.72	0.61	7.094	656	85.14

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 42	November 8, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	1,788	$351,319,223.49	64.90%	7.434%	666	83.86%
Full	603	187,951,954.02	34.72	6.588	636	81.38
Limited	7	2,079,230.14	0.38	7.340	633	87.41

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	2,372	$529,295,057.20	97.77%	7.138%	655	82.99%
Non-Owner Occupied	20	9,257,070.20	1.71	7.400	659	84.80
Second Home	6	2,798,280.25	0.52	6.644	661	81.68

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	2,360	$526,546,443.86	97.27%	7.132%	657	83.18%
B	31	11,789,438.27	2.18	7.219	594	78.09
C	7	3,014,525.52	0.56	8.213	563	73.13

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	48	$8,107,795.83	1.50%	7.054%	667	84.50%
California	1,523	398,133,000.10	73.54	7.076	659	82.95
Colorado	36	5,965,792.00	1.10	7.001	634	82.53
Connecticut	1	167,743.27	0.03	7.370	646	80.00
Florida	150	26,989,364.01	4.99	7.421	653	83.78
Hawaii	5	2,636,401.95	0.49	7.195	605	80.08
Illinois	160	30,052,758.15	5.55	7.389	661	83.83
Indiana	2	618,589.21	0.11	7.142	716	98.03
Kansas	4	1,263,974.50	0.23	7.945	620	81.46
Louisiana	1	156,950.31	0.03	7.870	569	95.00
Michigan	8	1,156,217.29	0.21	7.619	679	80.81
Minnesota	19	4,464,177.01	0.82	6.515	651	78.42
Missouri	28	4,413,197.51	0.82	7.621	650	85.87
Nevada	64	13,441,486.58	2.48	7.238	648	82.61
Oklahoma	13	1,149,579.91	0.21	7.902	614	80.83
Oregon	9	2,264,441.74	0.42	6.714	652	81.93
South Carolina	1	103,920.00	0.02	7.620	640	80.00
Tennessee	3	245,222.95	0.05	7.745	587	84.68
Texas	281	33,129,756.13	6.12	7.395	628	82.46
Utah	28	3,495,871.95	0.65	7.394	650	83.97
Washington	11	2,591,458.55	0.48	6.940	639	83.09
Wisconsin	3	802,708.70	0.15	7.786	676	87.59

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 43	November 8, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

N/A	355	$76,352,465.29	14.10%	7.511%	656	83.35%
12	129	35,884,161.13	6.63	7.257	656	82.91
24	1,812	408,212,305.77	75.41	7.068	655	83.03
36	102	20,901,475.46	3.86	6.998	657	81.66

Total	2,398	$541,350,407.65	100.00%	7.140%	656	83.01%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.501 - 4.000	21	$3,810,326.28	0.81%	6.829%	656	80.20%
4.001 - 4.500	16	3,582,008.43	0.76	6.909	666	80.56
4.501 - 5.000	14	5,780,734.30	1.23	6.826	638	82.06
5.001 - 5.500	1	205,344.65	0.04	6.570	591	80.00
5.501 - 6.000	1,395	421,278,923.01	89.38	6.776	658	81.45
6.001 - 6.500	58	21,793,137.91	4.62	7.130	594	78.72
6.501 - 7.000	30	12,275,166.05	2.60	7.259	595	77.62
7.001 - 7.500	7	2,608,799.44	0.55	8.202	565	74.44

Total	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	11	$2,942,975.92	0.62%	5.405%	716	80.80%
11.501 - 12.000	51	16,091,361.53	3.41	5.858	664	80.27
12.001 - 12.500	127	37,569,029.59	7.97	6.111	671	80.51
12.501 - 13.000	259	75,111,809.36	15.94	6.414	657	80.50
13.001 - 13.500	376	116,519,225.15	24.72	6.568	661	80.08
13.501 - 14.000	441	137,670,227.34	29.21	6.984	654	81.29
14.001 - 14.500	167	53,150,784.77	11.28	7.465	630	81.76
14.501 - 15.000	77	22,760,034.79	4.83	8.060	619	85.66
15.001 - 15.500	20	5,305,657.64	1.13	8.482	603	89.00
15.501 - 16.000	13	4,213,333.98	0.89	9.151	597	87.84

Total	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	34	$11,804,966.00	2.50%	5.435%	699	79.41%
5.501 - 6.000	142	47,984,894.90	10.18	5.875	676	79.95
6.001 - 6.500	359	117,721,496.87	24.98	6.338	670	79.81
6.501 - 7.000	513	155,316,806.14	32.95	6.809	657	81.00
7.001 - 7.500	251	71,460,620.42	15.16	7.289	637	81.68
7.501 - 8.000	147	42,043,138.26	8.92	7.757	619	83.60
8.001 - 8.500	51	13,408,374.02	2.84	8.315	584	85.58
8.501 - 9.000	34	8,796,642.84	1.87	8.804	594	88.43
9.001 - 9.500	6	1,092,215.76	0.23	9.074	591	85.39
9.501 - 10.000	5	1,705,284.86	0.36	9.645	548	81.71

Total:	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY

FBR Securitization Trust 2005-4, Mortgage-Backed Notes, Series 2005-4
Series Term Sheet
Page 44	November 8, 2005
Group 2 Mortgage Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	624	$162,037,407.39	34.38%	7.035%	633	81.77%
1.500	918	309,297,032.68	65.62	6.700	663	80.86

Total	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

Total	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment Date	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	1	$518,913.05	0.11%	6.850%	508	84.99%
17	3	1,379,005.93	0.29	6.289	661	74.30
18	2	380,833.98	0.08	6.580	680	80.00
19	13	4,312,351.33	0.91	7.266	624	82.33
20	476	143,413,961.16	30.43	6.845	654	80.56
21	748	228,174,234.47	48.41	6.832	652	81.42
22	265	81,965,153.93	17.39	6.693	655	81.66
29	1	449,613.13	0.10	5.380	632	66.67
31	1	190,963.03	0.04	5.620	720	80.00
32	12	3,833,831.22	0.81	7.082	640	83.53
33	9	3,442,148.46	0.73	6.997	637	78.43
34	11	3,273,430.38	0.69	6.807	690	82.08

Total	1,542	$471,334,440.07	100.00%	6.815%	653	81.17%

This Series Term Sheet, including the Computational Materials herein, was prepared solely by FBR and is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the final prospectus and prospectus supplements.

FRIEDMAN BILLINGS RAMSEY